Exhibit 99.1

Unaudited ProForma Financial Statements

On April 29, 2015, Summit Healthcare REIT, Inc., through our subsidiary Summit Healthcare Operating Partnership, LP (“SHOP”), entered into a joint venture (“Joint Venture”) and limited liability company agreement (“LLC Agreement”) with Best Years, LLC (“Best Years”), a U.S. based affiliate of Union Life Insurance Co, Ltd. (“Union Life”). SHOP contributed all of its limited liability company interest in each of six limited liability companies that collectively own (i) two skilled nursing facilities located in Lamar and Monte Vista, CO, (ii) an assisted living facility located in Front Royal, VA, (iii) a skilled nursing/assisted living facility located in Myrtle Point, OR and (iv) a skilled nursing/independent living facility and an independent living facility located in Portland and Salem, OR, respectively to the Joint Venture entity, resulting in the Joint Venture owning each of the Properties and SHOP deconsolidating the Properties.

The following unaudited pro forma consolidated statement of operations of Summit for the year ended December 31, 2014 is presented as if the contribution had occurred as of January 1, 2014.  The following unaudited pro forma consolidated balance sheet as of December 31, 2014 assumes that the contribution occurred on December 31, 2014. As all of the facilities were acquired in 2014 or 2015, there is no impact on 2013 financial statements and therefore 2013 consolidated statement of operations has been excluded from the pro forma financial statements.

The statements are presented based on information currently available, are intended for informational purposes only, and do not purport to represent what the Summit financial position and results of operations actually would have been had the contribution occurred on the dates indicated, or to project Summit's financial performance for any future period.

The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with the audited consolidated financial statements and accompanying notes and “Management's Discussion and Analysis of Financial Condition and Results of Operations” included in Summit's Form 10-K for the fiscal year ended December 31, 2014.

The Historical column in the Unaudited Pro Forma Consolidated Statement of Operations and in the Unaudited Pro Forma Consolidated Balance Sheet reflect Summit's historical financial statements for the period presented and does not reflect any adjustments related to the contribution.

A reconciliation of the total value of the properties contributed and historical cost is included in the notes to the Unaudited Pro Forma Consolidated Financial Information.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of December 31, 2014

	Historical	Pro forma adjustments		Pro forma

ASSETS
Cash and cash equivalents	$4,405,000	$5,833,000	A, C	$10,238,000
Restricted cash	3,759,000	(82,000)		3,677,000
Real estate properties (certain assets held in variable interest entity):
Land	8,432,000	(1,930,000)	A	6,502,000
Buildings and improvements, net	84,428,000	(22,922,000)	A	61,506,000
Furniture and fixtures, net	5,862,000	(1,525,000)	A	4,337,000
Real estate properties, net	98,722,000	(26,377,000)	A	72,345,000
Notes receivable	132,000	-		132,000
Investment in Joint Venture	-	880,000	B	880,000
Deferred costs and deposits	356,000	-		356,000
Deferred financing costs, net	1,453,000	(111,000)	A	1,342,000
Tenant and other receivables, net	2,599,000	(58,000)	A	2,541,000
Deferred leasing commissions, net	1,859,000	-		1,859,000
Other assets, net	657,000	-		657,000
Assets of variable interest entity held for sale	4,139,000	-		4,139,000
Total assets	$118,081,000	$(19,915,000)		$98,166,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	2,337,000	(89,000)	A	2,248,000
Payable to related parties	-	268,000	A	268,000
Security deposits	2,029,000	(630,000)	A	1,399,000
Liabilities (certain liabilities held in variable interest entity):
Loans payable, net of debt discounts	77,972,000	(19,490,000)	A	58,482,000
Liabilities of variable interest entity held for sale	2,700,000	-		2,700,000
Total liabilities	85,038,000	(19,941,000)		65,097,000
Commitments and contingencies and subsequent events
Preferred stock, $0.001 par value; 10,000,000 shares authorized; no shares issued or outstanding at December 31, 2014 and 2013
Common stock, $0.001 par value; 290,000,000 shares authorized; 23,028,014 and 23,028,285 shares issued and outstanding at December 31, 2014 and 2013, respectively	23,000	-		23,000
Additional paid-in capital	117,226,000	-		117,226,000
Accumulated deficit	(80,873,000)	26,000	B	(80,847,000)
Total stockholders’ equity	36,376,000	26,000		36,402,000
Noncontrolling interest	(3,333,000)	-		(3,333,000)
Total equity	33,043,000	26,000		33,069,000
Total liabilities and stockholders’ equity	$118,081,000	$(19,915,000)		$98,166,000

See accompanying notes.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

	Historical	Pro forma adjustments		Pro forma

Revenues:
Rental revenues	$6,999,000	$(342,000)	D	$6,657,000
Resident services and fee income	5,626,000	-		5,626,000
Tenant reimbursements and other income	790,000	(49,000)	D	741,000
Interest income from notes receivable	5,000	-		5,000
	13,420,000	(391,000)		13,029,000
Expenses:		-		-
Property operating costs	1,684,000	(50,000)	D	1,634,000
Resident services costs	4,655,000	-		4,655,000
General and administrative	3,949,000	-		3,949,000
Asset management fees and expenses	205,000	-		205,000
Real estate acquisition costs	-	-		-
Depreciation and amortization	3,998,000	(135,000)	D	3,863,000
Reserve for (collection of) excess advisor obligation	189,000	-		189,000
	14,680,000	$(185,000)		14,495,000
Operating loss	(1,260,000)	(206,000)	D	(1,466,000)

Other income and (expense):
Other income	108,000	-		108,000
Interest expense	(3,236,000)	115,000	D	(3,121,000)
Loss from continuing operations	$(4,388,000)	$(91,000)		$(4,479,000)
		-		-
Continuing operations applicable to common stockholders	$(0.19)	(0.00)		$(0.19)
Weighted average shares used to calculate basic and diluted net loss per common share	23,028,014	23,028,014		23,028,014

See accompanying notes.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL INFORMATION

Note A:

The following assets and liabilities were transferred to the Joint Venture and were owned as of December 31, 2014 (the "2014 Properties"):

ASSETS
Cash and cash equivalents	$223,000
Restricted cash	82,000
Real estate properties
Land	1,930,000
Buildings and improvements, net	22,922,000
Furniture and fixtures, net	1,525,000
Real estate properties, net	26,377,000
Deferred financing costs, net	111,000
Tenant and other receivables, net	58,000
Total assets	$26,851,000

LIABILITIES
Accounts payable and accrued liabilities	$89,000
Payable to related parties	(268,000)
Security deposits	630,000
Loans payable, net of debt discounts	19,490,000
Total liabilities	$19,941,000

Net Assets transferred-2014 Properties	$6,910,000

The following assets and liabilities are related to a property purchased in January 2015 (the "2015 Property") and transferred to the Joint Venture:

ASSETS
Cash and cash equivalents	$45,000
Restricted cash	30,000
Real estate properties
Land	500,000
Buildings and improvements, net	13,176,000
Furniture and fixtures, net	732,000
Real estate properties, net	14,408,000
Deferred financing costs, net	1,000
Tenant and other receivables, net	356,000
Total assets	$14,840,000

LIABILITIES
Accounts payable and accrued liabilities	$73,000
Security deposits	297,000
Loans payable, net of debt discounts	10,618,000
Total liabilities	$10,988,000

Net Assets transferred-2015 Property	$3,852,000

Summary of Assets and Liabilities transferred:

Total assets transferred to the Joint Venture	$41,691,000

Total liabilities transferred to the Joint Venture	$30,929,000

Total net assets transferred to the Joint Venture	$10,762,000

Note B:

The following computes the gain on sale upon transfer and deconsolidation of the 2014 properties. Further, the Company has not completed a fair value assessment of its remaining 10% interest in the Joint Venture and therefore, Management has estimated the fair value of its equity interest in the Joint Venture for purposes of the unaudited proforma financial statements.

Total Cash Received	$9,908,000
Estimated Fair Value of 10% equity interest in Joint Venture	880,000
10,788,000
Less: Book Value of 2014 Properties	(6,910,000)
Less: Book Value of 2015 Properties	(3,852,000)
Gain on sale of properties	$26,000

Note C:

The following reconciles the net cash received from the sale of properties to the Joint Venture, excluding the 2015 property that was acquired and subsequently transferred to the Joint Venture:

Total Cash Received	$9,908,000
Less 2015 Property	(3,852,000)
Cash Received related to 2014 properties	$6,056,000

Note D:

The following operations as of and for the year ended December 31, 2014 and related to the 2014 properties, will be eliminated upon deconsolidation. Note that all of the properties were purchased in 2014 and 2015. As such, there is no impact to the 2013 consolidated statement of operations.

Revenues:
Rental revenues	$342,000
Tenant reimbursements and other income	49,000
391,000
Expenses:
Property operating costs	50,000
Depreciation and amortization	135,000
185,000
Operating loss	206,000

Other income and (expense):
Interest expense	(115,000)
Loss from continuing operations	$91,000